UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2010

SUNLINK HEALTH SYSTEMS, INC.

(Exact Name Of Registrant As Specified In Charter)

Ohio	1-12607	31-0621189
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (770) 933-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former Name Or Former Address, If Changed Since Last Report)

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

(b)	Jerome D. Orth separated from his employment as Vice President, Technical & Compliance Services of SunLink Health Systems, Inc. (“SunLink”) on October 1, 2010.

Pursuant to the terms of his employment letter, George D. Shaunnessy will separate from his employment as President of SunLink ScriptsRx, LLC (“ScriptsRx”), a wholly-owned Specialty Pharmacy subsidiary of SunLink, effective October 30, 2010.,

(c)	On October 1, 2010, Byron D. Finn was named President of ScriptsRx. From 1982 to when Mr. Finn accepted this position, he was President of Byron D. Finn, CPA, PC, (or its predecessor companies), a provider of accounting, financial consulting and litigation support services for clients, including numerous healthcare clients.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release of SunLink Health Systems, Inc. announcing appointment of Byron D. Finn as President of ScriptsRx, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

By:	/s/ Mark J. Stockslager
Name: Title:	Mark J. Stockslager Chief Financial Officer

Dated: October 7, 2010

Exhibit Index

99.1	Press Release of SunLink Health Systems, Inc. announcing appointment of Byron D. Finn as President of ScriptsRx, LLC.